Exhibit 10.8.2
AMENDMENT AND AFFIRMATION OF GUARANTY
     This AMENDMENT AND AFFIRMATION OF GUARANTY (the “Affirmation”) is made as of June 30, 2008, by the undersigned (“Guarantor”) for the benefit of COMERICA BANK (“Bank”).
RECITALS
     Bank, SAFEGUARD DELAWARE, INC. and SAFEGUARD SCIENTIFICS (DELAWARE), INC. (collectively, the “Borrower”) are parties to that certain Loan Agreement dated as of May 10, 2002, as amended from time to time, including without limitation by a First Amendment to Loan Agreement dated as of May 9, 2003, a Second Amendment to Loan Agreement dated as of February 12, 2004, a Third Amendment to Loan Agreement dated as of May 8, 2004, a Fourth Amendment to Loan Agreement dated as of September 30, 2004, a Fifth Amendment to Loan Agreement dated as of May 2, 2005, a Sixth Amendment to Loan Agreement dated as of August 1, 2005, a Seventh Amendment to Loan Agreement dated as of May 4, 2006, an Eighth Amendment to Loan Agreement dated as of February 28, 2007 and a Ninth Amendment to Loan Agreement dated as of May 2, 2007 (collectively, the “Original Agreement”). Borrowers and Bank propose to amend and restate the terms of the Original Agreement pursuant to the terms of an Amended and Restated Loan and Security Agreement of even date herewith (the “Loan Agreement”).
     Guarantor executed for the benefit of Bank an Unconditional Guaranty dated as of even date with the Loan Agreement, as amended from time to time including without limitation by an Amendment and Affirmation of Guaranty dated as of May 2, 2007 (collectively, the “Guaranty”), guarantying all amounts owing by Borrower to Bank.
     Bank has agreed to enter into the Loan Agreement provided, among other things, that Guarantor amends the Guaranty as provided herein and consents to the Loan Agreement and related documents and agrees that the Guaranty will remain effective with respect to all of the Borrower’s Obligations (as defined in the Loan Agreement).
AGREEMENT
     NOW, THEREFORE, the parties agrees as follows:
     1. The Guaranty is hereby amended so that the reference to “a Loan Agreement” in the first paragraph of the Guaranty and all references in the Guaranty to “Agreement” or other terms that refer to the Original Agreement shall mean and refer to the “Amended and Restated Loan and Security Agreement between Bank, Safeguard Delaware, Inc. and Safeguard Scientifics (Delaware), Inc. dated as of June 30, 2008”.
     2. Guarantor consents to the execution, delivery and performance by Borrower of the Loan Agreement and the documents and instruments executed in connection therewith. The Guaranty is and shall remain in full force and effect with respect to all of Borrower’s Obligations (as defined in the Loan Agreement). Guarantor confirms that Guarantor has no defenses against its obligations under the Guaranty.
     3. The Guaranty is and shall remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Affirmation shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Guaranty, as in effect prior to the date hereof. Guarantor ratifies and reaffirms the continuing effectiveness of all instruments, documents and agreements entered into in connection with the Guaranty.
     4. Guarantor represents and warrants that the Representations and Warranties contained in the Guaranty are true and correct as of the date of this Affirmation. Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty. This Affirmation may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
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     IN WITNESS WHEREOF, the undersigned Guarantor and Bank have executed this Amendment and Affirmation of Guaranty as of the first date above written.

SAFEGUARD SCIENTIFICS, INC.

/s/ Stephen T. Zarrilli
By: Stephen T. Zarrilli

Title: Senior Vice President & Chief Financial Officer

COMERICA BANK

/s/ William B. Schlosser

By: William B. Schlosser

Title: Assistant Vice President